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                                                                   EXHIBIT 10.19

                         REGISTRATION RIGHTS AGREEMENT

                            INSTRUMENT OF ACCESSION


         The undersigned, Energy Spectrum Partners LP ("Energy"), as a condition precedent to becoming the owner or holder of record of seventeen thousand two hundred one (17,201) shares of Common Stock, par value $0.01 per share, of Universal Compression Holdings, Inc., a Delaware corporation ("Holdings"), and sixty eight thousand eight hundred four (68,804) shares of Preferred Stock, par value $0.01 per share, of Holdings, hereby agrees to become a stockholder, party to and bound by that certain Registration Rights Agreement, dated as of February 20, 1998, by and among Holdings and certain stockholders of Holdings. This Instrument of Accession shall take effect and shall become an integral part of the said Registration Rights Agreement immediately upon execution and delivery to Holdings of this Instrument.


         IN WITNESS WHEREOF, this INSTRUMENT OF ACCESSION has been duly executed by or on behalf of the undersigned as of the date below written.


                             ENERGY SPECTRUM PARTNERS LP

                             By:      Energy Spectrum Capital LP,
                                      its general partner

                                      By:      Energy Spectrum LLC,
                                               its general partner

                             By:      /s/  Leland B. White
                                 -----------------------------------
                             Name: Leland B. White
                             Title: Vice President

                             Address For Notice:
                                      c/o Energy Spectrum Partners LP
                                      5956 Sherry Lane
                                      Suite 900
                                      Dallas, Texas  75225


                             Date: April 28, 2000

Acknowledged and agreed to this 28th day of April, 2000.

UNIVERSAL COMPRESSION HOLDINGS, INC.

By:      /s/  Ernie L. Danner
    ------------------------------
    Ernie L. Danner
    Executive Vice President